Investment Strategy - Billionaires Club ETF	Apr. 29, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) that invests in equity securities. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock. The Fund may invest in securities of non-U.S. issuers that can be denominated in the U.S. dollar or other currencies, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest in securities from foreign developed markets as well as emerging markets companies.

The Fund’s sub-adviser, Bancreek Capital Strategies, LLC (the “Sub-Adviser”), seeks to achieve the Fund’s investment objective by investing in publicly traded equity securities of companies whose success has contributed to the creation of significant long-term wealth for their founders, controlling shareholders, or key operators. The Fund invests primarily in equity securities of companies founded by, substantially owned by, or meaningfully developed by entrepreneurs or families with a net worth in excess of one billion U.S. dollars.

The Sub-Adviser selects investments using its proprietary research system, which applies a rigorous, systematic framework to evaluate potential holdings. The process integrates publicly available data with the Sub-Adviser’s proprietary research and analysis to identify companies aligned with the strategy. In evaluating companies, the Sub-Adviser generally considers a range of factors, including, but not limited to, measures of capital efficiency (such as return on assets), revenue growth, and market capitalization. Not all factors are considered for each investment, and the weight given to each factor may vary over time.

The Sub-Adviser will review the portfolio on a monthly basis to determine whether any changes are necessary. As of April 27, 2026, the Sub-Adviser expects the Fund’s portfolio to generally include between 25-50 portfolio companies. However, there is no target for minimum portfolio companies, geographic exposure, or sector exposure as these will shift over time. While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. The Fund may invest in securities of companies of any market capitalization, though the Fund expects to have significant exposure to large capitalization companies, which the Sub-Adviser defines to be those companies with market capitalizations exceeding $5 billion at the time of purchase. The Fund will not invest more than 10% of its assets in any single security at the time of purchase.

The Fund is a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.